UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Ernexa Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Ernexa Therapeutics Inc.

1035 Cambridge Street, Suite 18A Cambridge, Massachusetts 02141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders of Ernexa Therapeutics Inc., a Delaware corporation, is scheduled to be held on July 1, 2026, at 11:00 a.m. Eastern Time for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect five nominees to the company’s board of directors;

2.	To ratify the appointment of Haskell & White LLP as the company’s independent registered public accounting firm for the 2026 fiscal year;

3.	To approve the adoption of the 2026 Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan (the “2026 Plan”); and

4.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

The record date for the meeting is May 6, 2026. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the meeting.

The meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the meeting by visiting virtualshareholdermeeting.com/ERNA2026.

Your vote is very important. Please vote your shares promptly to ensure the presence of a quorum at the meeting. You may vote your shares over the Internet, via a toll-free telephone number, or by completing, signing, dating and returning the proxy or voting instruction card you received. Additional instructions on how to vote your shares are in the accompanying proxy statement. Whether or not you expect to attend the meeting, please vote at your earliest convenience.

By order of our board of directors,

Cambridge, Massachusetts	/s/ Sanjeev Luther
May 11, 2026	Sanjeev Luther
President and Chief Executive Officer

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ERNEXA THERAPEUTICS INC.

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 1, 2026

You are receiving this proxy statement because you owned shares of common stock of Ernexa Therapeutics Inc., a Delaware corporation (“Ernexa”, “we,” “us,” “our” or the “Company”), as of May 6, 2026, which entitles you to vote those shares at the 2026 annual meeting of stockholders to be held on July 1, 2026, at 11:00 a.m. Eastern Time. In this proxy statement, we refer to the 2026 annual meeting of stockholders and any adjournments of or postponements thereof as the “meeting” or “annual meeting.”

Our proxy materials will be first sent or given to stockholders on or about May 11, 2026. We are soliciting proxies pursuant to this proxy statement for use at the annual meeting.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this proxy statement.

INFORMATION ABOUT THE MEETING

When and where is the annual meeting?

The annual meeting will be held on July 1, 2026, at 11:00 a.m. Eastern Time. The annual meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the annual meeting by visiting virtualshareholdermeeting.com/ERNA2026. There will not be a physical location for the annual meeting.

To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. The annual meeting will begin promptly at 11:00 a.m. Eastern Time on July 1, 2026. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow ample time to ensure your ability to access the meeting.

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

The chairman of the meeting has broad authority to conduct the annual meeting in an orderly manner, including establishing rules of conduct.

Who may attend the annual meeting?

Stockholders of record as of May 6, 2026 (which we refer to as the record date), or their duly appointed proxies, and our invited guests are permitted to attend the annual meeting.

What is the purpose of the annual meeting?

Our stockholders will be asked to vote on the proposals listed below at the annual meeting. Each share of our common stock has one vote on each matter.

Proposal 1:	To elect the five nominees for directors named in this proxy statement to hold office until our 2026 annual meeting of stockholders (the “Election of Directors Proposal”);
Proposal 2:	To ratify of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);
Proposal 3:	To approve the adoption of the 2026 Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan (the “2026 Plan”) (the “2026 Plan Proposal”); and
Proposal 4:	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

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What are the voting recommendations of our board of directors?

Our board of directors recommends that you vote “FOR” the election of each of the director nominees named in Proposal 1 and “FOR” each of Proposals 2 and 3.

How can I vote at the annual meeting?

You may vote your shares electronically at the annual meeting by using the control number on your proxy card or voting instruction form and following the instructions at www.proxyvote.com. If you have already voted previously by telephone or Internet, there is no need to vote again at the annual meeting unless you wish to revoke and change your vote.

Can I vote by telephone or Internet?

For beneficial stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Stockholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered stockholders with shares registered directly in their names with our transfer agent, Computershare Trust Company, N.A (“Computershare”), will also be able to vote by telephone and Internet. The accompanying proxy card provides instructions on how to vote via the Internet or by telephone. Submitting a telephonic or Internet vote will not affect your right to vote at the annual meeting should you decide to attend the annual meeting. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly.

Who may vote?

The record date for the annual meeting is May 6, 2026. Holders of shares of our common stock issued and outstanding at the close of business on the record date are entitled to vote such shares at the annual meeting. There were 1,166,333 shares of our common stock issued and outstanding as of the record date, all of which are entitled to be voted at the annual meeting. Holders of our common stock are entitled to one vote per share on each matter that will be submitted to stockholders for approval at the annual meeting.

Our Series A convertible preferred stock does not have voting rights. No shares of Series A convertible preferred stock are entitled to be voted at the annual meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If, as of the record date, your shares were registered directly in your name with our transfer agent, then you are considered a “stockholder of record.”

If, as of the record date, your shares were held in a stock brokerage account and/or registered in the name of a broker, bank or other organization, then those shares are considered to be held in “street name” and you are considered the “beneficial owner” of those shares. As the beneficial owner, you may direct the broker, bank or other organization holding your shares how to vote the shares you beneficially own. You should have received a notice with voting instructions from the broker, bank or other organization that holds those shares. Follow the instructions provided by that broker, bank or other organization to ensure that your vote is counted.

How can I access the proxy materials over the Internet?

The proxy card or voting instruction form included with the proxy materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this proxy statement and the 2025 Annual Report are available at www.proxyvote.com.

How can I sign up for the electronic proxy delivery service?

The proxy card or voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email, when we are permitted to provide proxy materials by email under applicable SEC rules, will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

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How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the annual meeting. You may change your vote prior to the annual meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the annual meeting at Ernexa Therapeutics Inc., 1035 Cambridge Street, Suite 18A, Cambridge, MA 02141. Only your latest dated proxy we receive at or prior to the annual meeting will be counted. You may also revoke your proxy and change your vote at any time before the final vote at the annual meeting by voting again via the Internet or by telephone. Attendance at the virtual meeting will not by itself revoke a previously granted proxy. If you hold shares in street name and wish to change your vote, you must follow the directions provided by the broker, bank or other organization that holds your shares.

What if I return a proxy card but do not make specific choices?

When you properly submit your proxy, the shares it represents will be voted at the annual meeting in accordance with your directions. If the meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting as well, unless you have revoked your proxy directions. If you submit your executed proxy but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted “FOR” the election of each of the director nominees named in Proposal 1 of this proxy statement and “FOR” each of Proposals 2 and 3 of this proxy statement.

If any other business is properly presented at the annual meeting for which we did not have notice before the close of business on June 30, 2026, the proxy confers discretionary voting authority to the proxy holders with respect to such business.

What are “broker non-votes”?

If you hold your shares in street name (i.e., you are a beneficial owner of shares), the broker, bank or other organization that holds your shares may vote your shares only on certain of proposals without receiving voting instructions from you. If you hold your shares in street name and you do not submit voting instructions to the broker, bank or other organization that holds your shares, whether that broker, bank or other organization may exercise its discretion to vote your shares typically depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries (even though we are a Nasdaq-listed company).

If you do not provide voting instructions to the broker, bank or other organization that holds your shares, we do not expect that those shares will be voted on any proposal considered a “non-routine” matter because such broker, bank or other organization typically lacks discretionary authority to vote uninstructed shares on non-routine matters.

On the other hand, we expect the broker, bank or other organization that holds your shares will have discretionary voting authority to vote your shares on proposals considered to be “routine” matters even if that broker, bank or other organization does not receive voting instructions from you. However, certain brokers, banks or other organizations may elect not to vote shares without an instruction from the beneficial owner even if they have discretionary authority to do so.

Brokers, banks and other organizations may reach conclusions regarding their ability to vote your shares on a particular proposal that differ from our expectations expressed in this proxy statement. Accordingly, we urge you to direct the broker, bank or other organization that holds your shares how to vote your shares on all proposals to ensure that your vote is counted. We expect that brokers, banks and other organizations will vote shares as you have instructed.

A “broker non-vote” will occur if the broker, bank or other organization that holds your shares cannot vote your shares on a particular matter because it has not received instructions from you and it does not have discretionary voting authority on that matter or because the organization that holds your shares chooses not to vote on a matter for which it does have discretionary voting authority.

What proposals are expected to be considered routine or non-routine matters?

We expect the Ratification of Auditors Proposal to be considered a routine matter. We expect the Election of Directors Proposal and the 2026 Plan Proposal to be considered non-routine matters.

What constitutes a quorum?

The presence at the meeting, virtually or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting will constitute a quorum, permitting the conduct of business at the annual meeting. If less than a majority of such shares of common stock is represented at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken, unless (i) the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed or (ii) our board of directors fixes a new record date for the annual meeting, in which cases notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity with our bylaws.

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Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining the presence of a quorum.

How many votes are required to approve each proposal and what is the effect of abstentions and broker-non votes?

Election of Directors Proposal

If a quorum is present, the director nominees will be elected by a plurality of the votes cast. Accordingly, the five nominees who receive the most “FOR” votes will be elected. The holders of our common stock may vote “FOR” or “WITHHOLD” authority to vote for any or all of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of directors.

Auditor Ratification Proposal

If a quorum is present, the Auditor Ratification Proposal will be approved by our stockholders if a majority of the votes cast on such proposal are cast “FOR” the proposal. Abstentions will not have any effect on the outcome of this proposal.

2026 Plan Proposal

If a quorum is present, approval of the 2026 Plan Proposal requires that a majority of the votes cast at the meeting are cast “FOR” such approval. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.

Am I entitled to dissenters’ rights or appraisal rights?

No. Our stockholders are not entitled to dissenters’ rights or appraisal rights on any of the matters being submitted to stockholders at the annual meeting.

Notice and Access

As permitted by the SEC, we are furnishing to stockholders our Notice of the Annual Meeting, this Proxy Statement and our Annual Report primarily over the internet. On or about May 11, 2026, we will mail to each of our stockholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one. We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while minimizing the cost of the delivery of the materials and the environmental impact of printing and mailing paper copies.

How can I find out the voting results?

Preliminary voting results will be announced at the meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who tabulates the votes?

We will select an inspector of election for the meeting. Such inspector will determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and will receive, count and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is making this solicitation. We pay the cost of soliciting your proxy, and we reimburse brokerage firms and others for forwarding proxy materials to you. Our directors, officers and employees may participate in the solicitation of proxies without additional consideration. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant.

Will a list of stockholders entitled to vote at the meeting be available?

A list of stockholders entitled to vote at the annual meeting will be open to the examination by any stockholder for any purpose germane to the meeting for a period of at least 10 days before the meeting during ordinary business hours at our principal place of business.

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When are stockholder proposals and director nominations due for next year’s annual meeting?

Under our bylaws, a stockholder must follow certain procedures to bring an item of business before an annual meeting of stockholders or to nominate persons for election as directors. For business to be properly brought before next year’s annual meeting by a stockholder or for a stockholder to properly nominate a person for election to our board of directors at next year’s annual meeting, the stockholder must have given timely notice thereof in writing to our corporate secretary and comply with the requirements relating to stockholder proposals and director nominations in our bylaws. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than January 8, 2027. Any stockholder notice received after January 8, 2027 will be considered untimely. However, if the date of next year’s annual meeting is advanced more than 30 days before or delayed by more than 30 days after the anniversary of this year’s annual meeting, then notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day before next year’s annual meeting or the 10th day following the day on which we first make a public announcement of the date of next year’s meeting. Stockholders are advised to review our bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

In addition to satisfying the requirements of our bylaws, for stockholder nominees for directors to be considered timely for inclusion on a universal proxy card pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders must provide notice to us no later than January 8, 2027, containing the information required by, and otherwise comply with the requirements of, Rule 14a- 19 under the Exchange Act. However, if the date of next year’s annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day before next year’s annual meeting or the 10th day following the day on which we first make a public announcement of the date of next year’s meeting.

In order for a stockholder proposal to be included in our proxy materials for consideration at next year’s annual meeting under Rule 14a-8 of the Exchange Act, the stockholder seeking to include such proposal must comply with the applicable provisions in our bylaws and SEC rules and regulations, each as then in effect, and such proposal must be received at our principal executive offices no later than January 8, 2027 (which is 120 calendar days before the first anniversary of the date our proxy statement was released to stockholders in connection with this year’s annual meeting). If we change the date of next year’s annual meeting of stockholders by more than 30 days from the one-year anniversary of the date of this year’s annual meeting, then the deadline will be reasonable time before we begin to print and send our proxy materials for next year’s annual meeting.

Our principal executive offices are currently located at 1035 Cambridge Street, Suite 18A, Cambridge, MA 02141.

What is “householding” and how does it work?

We use an SEC-approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, only one copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, is sent to stockholders of record who share an address, unless we have received contrary instructions from one of those stockholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Internet availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, from the other stockholder(s) sharing your address, please direct your written request to Ernexa Therapeutics Inc., Attention: Secretary, Ernexa Therapeutics Inc., 1035 Cambridge Street, Suite 18A, Cambridge, Massachusetts 02141 or contact us by phone at (617) 798-6700. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders sharing the same address are receiving multiple copies of the Notice of Internet Availability, or if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or our mailing agent, Broadridge Investor Communications Solutions, at 1-866-540-7095.

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DIRECTORS & EXECUTIVE OFFICERS

Directors & Executive Officers

The names of our current directors, each of whom is also a nominee for election to our board of directors, and executive officers and their respective ages (as of May 7, 2026), positions, biographies and, in the case of directors, their qualifications to serve as directors, are set forth in the table below and the paragraphs below the table.

Name	Age	Position
Sanjeev Luther	64	President and Chief Executive Officer and Director
Sandra Gurrola	59	Senior Vice President, Finance
James Bristol	79	Chairman of the Board
Peter Cicala	65	Director
Elena Ratner	49	Director
William Wexler	67	Director

Sanjeev Luther has served as President, Chief Executive Officer and as a member of our board of directors since January 2024. Prior to that, Mr. Luther served as President, Chief Executive Officer and a board member of Cornerstone Pharmaceuticals from November 2017 to December 2023 and as its Chief Operations Officer and Chief Business Officer from December 2014 to November 2017. Prior to that, Mr. Luther served in various leadership roles at Bristol-Myers Squibb, Novartis, Bausch and Lomb and GE Healthcare. Mr. Luther holds an MBA in Marketing and a B.S. in Marketing and Business Administration from the State University of New York at Buffalo.

Mr. Luther’s qualifications to serve on our board of directors include his expertise in the healthcare industry, his business training and education, and his extensive experience managing life science companies.

Sandra Gurrola has served as our Senior Vice President of Finance since May 2023 and served as our Vice President of Finance from June 2021 until May 2023. Prior to that, she served as the Senior Vice President of eGames.com Holdings, LLC from March 2021 to June 2021 and as a consultant to us. Ms. Gurrola served as Senior Vice President of Finance to NTN Buzztime, Inc. from September 2019 to March 2021 and its Vice President of Finance from 2014 until 2019. From 2009 to 2014, Ms. Gurrola served NTN Buzztime, Inc. in various leadership accounting roles, including Controller, Director of Accounting, and Director of Financial Reporting and Compliance. Previously, she was a senior manager of financial reporting for Metabasis Therapeutics, Inc., a biotechnology company. Ms. Gurrola received a B.A. in English from San Diego State University.

James Bristol has served as a member of our board of directors since October 2023. Dr. Bristol worked for 40 years in drug discovery, research and preclinical development at Schering-Plough Corporation, Parke-Davis, and Pfizer Inc. (“Pfizer”), serving in various senior research and development roles. From 2003 until his retirement in 2007, Dr. Bristol served as Senior Vice President of Worldwide Drug Discovery Research at Pfizer Global Research & Development, where he oversaw 3,000 scientists at seven Pfizer sites as they produced an industry-leading number of drug development candidates in 11 therapeutic areas. In 2009, Dr. Bristol joined Frazier Life Sciences as a Senior Advisor. From August 2007 until December 2024, Dr. Bristol has served as a member of the board of directors of Deciphera Pharmaceuticals, and since 2018 he has served as a member of the board of directors of Erasca, Inc., both of which are publicly traded life science companies. He is currently a member of the board of directors of Genuiti. Dr. Bristol also served on the board of directors of Ignyta from 2014 until its acquisition by Roche in 2018, and served on the board of directors of SUDO Biosciences, Inc. from June 2021 until December 2023, and of Cadent Therapeutics, Inc. from 2011 until 2020. Dr. Bristol is the author of over 100 publications, abstracts and patents, and he conducted postdoctoral research at the University of Michigan (NIH Postdoctoral Fellow) and at The Squibb Institute for Medical Research. Dr. Bristol holds a Ph.D. in organic chemistry from the University of New Hampshire and a B.S. in Chemistry from Bates College.

Dr. Bristol’s qualifications to serve on our board of directors include his vast experience in the biopharmaceutical industry, including in management and as a director, as well as his expertise in drug discovery and development.

Peter Cicala has served as a member of our board of directors since February 2024. Mr. Cicala currently serves as General Counsel for a private biotechnology company, where he has been since March of 2021. In November of 2019, he co-founded Pretzel Therapeutics, Inc., a biotechnology company, and still serves as an executive advisor. From March 2020 until March 2021, Mr. Cicala served as Chief Intellectual Property Counsel for Intercept Pharmaceuticals, Inc. and from March 2014 until November 2019, he served as Chief Patent Counsel for Celgene Corporation, both publicly traded biopharmaceutical companies. Mr. Cicala has practiced law for over 25 years, and also has over 10 years of experience as a medicinal chemist. He received his B.S. in chemistry from Fairleigh Dickinson University and a J.D. from Seton Hall University School of Law.

Mr. Cicala’s qualifications to serve on our board of directors include his expertise in pharmaceutical and biotechnology intellectual property law and in strategic management of proprietary technology and products.

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Elena Ratner has served as a member of our board of directors since January 2025. Since July 2019, Dr. Ratner has been serving as a professor in the Department of Obstetrics, Gynecology and Reproductive Sciences at Yale University School of Medicine and also serves as the director of the Discovery to Cure Early Ovarian Detection program. Dr. Ratner’s clinical research has focused on new targeted drugs for ovarian cancer and on reversing chemotherapy resistance in ovarian and uterine cancers. She received her B.S. in premedical studies from Barnard College at Columbia University, her MBA at Yale University and her M.D. from the University of Buffalo.

Dr. Ratner’s qualifications to serve on our board of directors include her vast expertise in obstetrics, gynecology and reproductive sciences, and specifically in ovarian cancer research and treatment.

William Wexler has served as a member of our board of directors since June 2022. Prior to joining our board of directors, Mr. Wexler worked on over 150 individual projects, serving in various capacities including as Chairman, Chief Executive Officer, Chief Restructuring Officer and other designated roles of senior responsibility. Mr. Wexler has served as the Managing Member of WEXLER Consulting LLC, a management consulting firm, since 2012. From 2012 to 2019, he served in various roles, including as Chairman of the Board, interim Chief Executive Officer, Chief Executive Officer and sole director and stockholder representative of Upstate New York Power Products, Inc., a holding company that owned and operated power plants throughout upstate New York. From 2012 to 2013, Mr. Wexler served as Chief Restructuring Officer of VMR Electronics, LLC, a manufacturer of cable assembly products for the electronics interconnect industry. Prior to that, he served as a Managing Director and national finance practice lead at BBK, Ltd., a turn-around advisory firm, from 2006 to 2011. Mr. Wexler served as group Managing Director of corporate restructuring at Huron Consulting Group, LLC from 2002 to 2005. Previously, he was a Managing Director at Berenson Minella & Co., a boutique investment-banking firm, from 2000 to 2002. Between 1986 and 2000 he served as a Senior Director at BNP Paribas, where he established and led Paribas Properties, Inc., a real estate investment arm of the bank, and also where he was a lead officer of the then newly created U.S. asset workout group. Mr. Wexler started his professional career in 1981 in commercial lease brokerage, asset management and investment sales at Jones Lang Wootton (now Jones Lang LaSalle) where he worked until 1986. He earned a B.A. in Political Science from Johns Hopkins University.

Mr. Wexler’s qualifications to serve on our board of directors include his experience in investment and senior management roles, as well as his business training and education.

Family Relationships

There are no family relationships between any of our officers or directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers is involved in any legal proceeding that requires disclosure under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Overall Role of the Board. Our common stock and warrants are listed on the Nasdaq Capital Market under the symbols “ERNA” and “ERNAW,” respectively. In accordance with our bylaws and the Delaware General Corporation Law, our business and affairs are managed under the direction of our board of directors. Directors are kept informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

Our board of directors has adopted Corporate Governance Guidelines that contain general principles regarding the responsibilities and function of our board of directors and of its committees. See “—Corporate Governance Guidelines,” below.

Board Leadership Structure. Our board of directors believes it is appropriate to separate the roles of the chairman of our board of directors and the chief executive officer. The chairman of our board of directors is charged with acting as a liaison between our board of directors and our management team, including oversight of management’s implementation of the strategies and directives of our board of directors. Our chief executive officer is responsible for providing general supervision of our affairs and general control of all of our business subject to the ultimate authority of our board of directors.

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Risk Oversight. One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our nominating and corporate governance committee is responsible for periodically evaluating our company’s corporate governance policies and systems.

Corporate Governance Guidelines. Our board of directors strongly supports effective corporate governance and has developed and followed a program of strong corporate governance. Our nominating and corporate governance committee is responsible for overseeing our governance guidelines and reporting and making recommendations to our board of directors concerning corporate governance matters. A copy of our corporate governance guidelines is available under the “Governance” tab of the “Investor Relations” section of our website located at www.ernexatx.com. The information on our website is not intended to form a part of or be incorporated by reference into this proxy statement.

Director Independence. Our board of directors undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors determined that our board of directors meets independence standards under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Our board of directors has affirmatively determined that all of our current directors are “independent” as defined in the listing standards of Nasdaq, other than Mr. Luther, who is also an employee. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Corporate Governance—Certain Relationships and Related Party Transactions” of this proxy statement.

Code of Ethics. Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of our Code of Business Conduct and Ethics is available under the “Governance” tab of the “Investor Relations” section of our website located at www.ernexatx.com. We intend to disclose any changes in our Code of Business Conduct and Ethics or waivers from it that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information on the same website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or Nasdaq rules. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

Board Committees. Our board of directors has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Each committee reports to our board of directors as it deems appropriate and as our board may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our board of directors may establish other committees, as it deems appropriate, to assist it with its responsibilities.

The table below provides current members of each of the standing committees of our board of directors.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James Bristol	M	M	C
Peter Cicala	M	M	M
Willaim Wexler	C	C	M
C=Chair; M=Member

Each member of our audit committee meets the requirements for independence of audit committee members under applicable Nasdaq and SEC rules, including Rule 10A-3 promulgated under the Exchange Act, and meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Mr. Wexler qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Each member of our compensation committee is independent, as defined under the Nasdaq listing rules, including Nasdaq’s additional independence standards for compensation committee members. Each member of our compensation committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

Each member of our nominating and corporate governance committee is independent as defined under the Nasdaq listing rules.

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Audit Committee. We have a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing, with our independent registered public accounting firm, the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee. Our compensation committee is responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance and reviewing and approving the compensation of our executive officers;

●	reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;

●	reviewing and approving all employment agreement and severance arrangements for our executive officers;

●	making recommendations to our board of directors regarding the compensation of our directors; and

●	retaining and overseeing any compensation consultants.

Our compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when our compensation committee deems it appropriate to do so in order to carry out its responsibilities. In carrying out its responsibilities, our compensation committee is entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom our compensation committee may consult.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	overseeing succession planning for our executive officers;

●	periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;

●	overseeing periodic evaluations of the effectiveness of our board of directors and its committees; and

●	developing and recommending to our board of directors a set of corporate governance guidelines.

Committee Charters. Our board of directors has adopted a written committee charter for each of its standing committees. Our board of directors has also adopted written corporate governance guidelines. The charters of each standing committee of our board of directors and the corporate governance guidelines are available under the “Governance” tab of the “Investor Relations” section of our website located at www.ernexatx.com. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

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Board and Committee Meetings; Meeting Attendance. Our board of directors and its committees meet regularly during the year, and they hold special meetings and act by unanimous written consent as circumstances require. Independent directors meet at regularly scheduled executive sessions without management present. During 2025, our board of directors held seven meetings, our audit committee held four meetings; our compensation committee held two meetings; and our nominating and corporate governance committee held one meeting. During 2025, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees of our board of directors on which he or she served, except for Mr. Cicala, who attended 71% of the total number of board meetings held during 2025.

Although we do not have a formal policy with respect to the attendance of directors at our annual stockholder meetings, we encourage all of our directors to attend our annual stockholder meetings.

Director Nominations. Our nominating and corporate governance committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, our chief executive officer, other executive officers, third-party search firms, or any other source it deems appropriate, including stockholders. Our nominating and corporate governance committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. In identifying and evaluating proposed director candidates, our nominating and corporate governance committee considers, in addition to the minimum qualifications and other criteria for board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:

●	the skills of the proposed director candidate;

●	his or her depth and breadth of business experience;

●	whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation or other background characteristics;

●	his or her independence; and

●	the needs of our board of directors.

Our nominating and corporate governance committee will consider candidates recommended by our stockholders holding at least three percent of our common stock continuously for at least 24 months prior to the date of the submission of the recommendation in the same manner as candidates recommended from other sources.

Although we have not adopted a formal policy regarding the consideration of director nominees recommended by our stockholders, our board of directors believes that the procedures set forth in our bylaws are currently sufficient and that the establishment of a formal policy is not necessary. Without limiting the requirements contained in our bylaws, the recommendation must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of shares of our capital stock that are owned beneficially or of record by the person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on our books, (B) the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made and (C) any material interest of the stockholder in such nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

While we do not have a formal diversity policy with respect to the composition of our board of directors, our board believes it is important for our board to have diversity of knowledge base, professional experience and skills, and our corporate governance and nominating committee takes these qualities into account when considering director nominees for recommendation to our board. We believe diversity of perspectives and experience enhances our effectiveness. Given our commitment to diversity and related considerations in our appointment, hiring, and promotion practices, we have not adopted a formal diversity policy or specific diversity targets for determining board membership or executive appointments. However, our board remains committed to monitoring best practices and corporate governance developments in this area.

Management Succession. As reflected in the charter of our nominating and corporate governance committee, one of the primary responsibilities of our board of directors includes planning for CEO succession and monitoring and advising on management’s succession planning for our other key officers, with the goal of establishing an effective succession plan. Our nominating and corporate governance committee and board of directors have not yet established a formal succession plan for our CEO, but our board routinely discusses management succession during the course of its meetings, including during sessions held by our non- management directors, and our nominating and corporate governance committee has identified individuals who would be able to undertake the CEO’s duties on an interim basis if necessary.

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Communicating with us and our board of directors. All interested parties, including stockholders, may communicate with us or our board of directors by writing to Ernexa Therapeutics Inc., Attention: Secretary, 1035 Cambridge Street, Suite 18A, Cambridge, Massachusetts 02141, or by e-mail to Sandra.Gurrola@ernexatx.com. Interested parties may also communicate with our board of directors by calling (617) 798-6700. This centralized process assists our board of directors in reviewing and responding to communications in an appropriate manner. If an interested party would like the letter to be forwarded directly to the chairman of our board, the members of the standing committees of our board, they should so indicate. If no specific direction is indicated, our corporate secretary will review the written communication and forward it to the appropriate board member(s).

Hedging Policy. Under our insider trading policy, none of our or our subsidiaries’ directors, officers, employees, family members of such persons, or trusts, corporations or other entities controlled by such persons may engage in any hedging transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our equity securities. For purposes of our insider trading policy, the term “family members” includes, with respect to our directors, officers and employees, their spouses, their minor children, adult family members who reside with them (including adult children away at school), anyone else who shares the same household with them and any immediate family members and family members who do not share the same household with them but whose transactions in our securities are directed by them or are subject to their influence or control.

Certain Relationships and Related Party Transactions

Except as set forth below, there has not been nor are there currently proposed any transactions or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of the common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Recent Financings

Investors who participated in capital raise transactions in 2024, 2025, and 2026 included Charles Cherington. Mr. Cherington participated in the applicable financing under the same terms and subject to the same conditions as all the other investors. Mr. Cherington served on the Company’s board of directors from March 2021 to July 6, 2023. As of December 31, 2025, Mr. Cherington owned approximately 35% of the Company’s outstanding common stock, and after the 2026 capital raise, he owned approximately 23%.

March 2025 Promissory Notes

On March 11, 2025, the Company received $1.5 million for the issuance of a promissory note in the principal amount of $1.5 million to Mr. Cherington, and on March 21, 2025 the Company received $0.8 million for the issuance of a second promissory note in the principal amount of $0.8 million to Mr. Cherington. The promissory notes had a maturity date of the earlier of (i) June 15, 2025 or (ii) upon us receiving $5 million in gross proceeds from a subsequent capital raise. Each of the promissory notes accrued interest at a rate of 5.0% per annum, payable at maturity. Upon issuance of the notes, Mr. Cherington owned approximately 32% of our outstanding common stock and currently owns approximately 25% of our outstanding common stock.

As a result of completing the 2025 Private Placement discussed in Note 15 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 13, 2026, the Company repaid the outstanding principal plus accrued interest on the notes in full in the aggregate amount of $2.3 million, and there are no outstanding balances on the notes.

Related Party Transaction Policy

Our audit committee is responsible for the review, approval, or ratification of any potential conflict of interest transaction involving any of our directors or executive officers, director nominees, any person known by us to be the beneficial owner of more than 5% of our outstanding capital stock, or any family member of or related party to such persons, including any transaction required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC.

In reviewing any such proposed transaction, our audit committee is tasked with considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest and the actual or apparent conflict of interest of the related person.

Under our policy, employees are required to report any material transaction or relationship that could result in a conflict of interest to our compliance officer.

All transactions disclosed above were approved by our audit committee in accordance with our related party transaction policy.

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AUDIT COMMITTEE REPORT

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a filing.

Our audit committee consists of Chair, William Wexler, and members, James Bristol and Peter Cicala. Our board of directors has determined that each audit committee member is “independent,” as independence for audit committee members is defined in the applicable Nasdaq listing standards and rules of the SEC. Our board also determined that all members of the audit committee are financially literate, and Mr. Wexler has been designated as an audit committee financial expert, as such term is defined in Item 407 of Regulation S-K. Although designated as audit committee financial expert, the audit committee chair and members are not accountants for the Company nor, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose.

The role of the audit committee is to (a) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (b) oversee the Company’s compliance with legal and regulatory requirements; (c) oversee the performance of the Company’s internal audit function; (d) take, or recommend that our board take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent registered public accounting firm; and (e) prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Our audit committee influences the overall tone for quality financial reporting, sound internal controls, and ethical behavior. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting and reporting policies that are used by the Company, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, and for reviewing the Company’s interim consolidated financial statements.

The independent registered public accounting firm reports directly to our audit committee. Our audit committee has the sole authority and responsibility to recommend to our board the nomination of the independent registered public accounting firm for approval by the stockholders on an annual basis. Our audit committee is directly responsible for the appointment, retention, termination, compensation, retention, evaluation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

In 2025, our audit committee met and held discussions with management and Haskell & White, the Company’s independent registered public accounting firm. Our audit committee discussed with management and Haskell & White the Company’s audited consolidated financial statements and policies and procedures designed to reduce the likelihood of events of non-compliance with rules and regulations, including discussions of the quality, not just the acceptability, of accounting policies and principles, significant judgments and estimates, system of internal control over financial reporting, and clarity of disclosures, including items reported as Critical Auditing Matters in the report of the independent registered public accounting firm. Our audit committee reviewed the annual plan and scope of work to be performed by Haskell & White and met outside of the presence of management with Haskell & White to discuss their respective audit results, any material weakness or significant deficiencies noted as a result of the audit, and the overall quality of the Company’s financial reporting. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, our audit committee discussed with Haskell & White those matters required to be discussed pursuant to PCAOB Auditing Standard 1301, “Communications with Audit Committees,” and the rules of the SEC, and reviewed a letter from Grant Thornton disclosing such matters.

Our audit committee also discussed with Haskell & White the firm’s independence from the Company and its management team and reviewed the written disclosures and letter from Grant Thornton pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our audit committee concerning independence, and considered the compatibility of non-audit services, if any, with Haskell & White’s independence.

Based upon the reports and discussions described above, our audit committee, in accordance with its responsibilities, recommended to our board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE

William Wexler (Chair) James Bristol Peter Cicala

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STOCK OWNERSHIP

The following table sets forth information known to us regarding beneficial ownership of common stock as of May 7, 2026 (the “Measurement Date”) by:

●	each person known by us to be the beneficial owner of more than 5% of outstanding common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days after the Measurement Date. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options, warrants and restricted stock units held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of the Measurement Date, assuming that the liquidity event vesting conditions had been satisfied as of such date. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of our common stock is based on 1,166,333 shares of our common stock outstanding as of the Measurement Date.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by him.

Unless otherwise noted, the business address of each of these stockholders is c/o Ernexa Therapeutics, Inc., 1035 Cambridge Street, Suite 18A, Cambridge, MA 02141.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Greater than 5% Stockholders:
Charles Cherington(1)	431,657	32.53%
Regolith Capital Investments LP(2)^	118,342	9.75%
Freebird Partners LP(3)^	120,395	9.99%
John Halpern(4)^	66,751	5.63%
Named Executive Officers and Directors:
Sanjeev Luther(5)	4,982	* %
Sandra Gurrola(6)	187	*
James Bristol(5)	417	*
Peter Cicala(5)	256	*
Elena Ratner(5)	166	*
William Wexler(5)	190	*
All current directors and executive officers as a group (6 persons)(7)	6,198	* %

Less than 1%
^ The securities beneficially owned by this stockholder include warrants, prefunded warrants or a combination of both securities that include a 9.99% blocker. The number of common shares beneficially owned, the percentage of common shares beneficially owned and the percentage of total voting power shown in the table gives effect to such blocker. Pursuant to the terms of the warrants and prefunded warrants, the number of shares of common stock that may be acquired by the holder thereof upon exercise of the warrants and prefunded warrants is limited, to the extent necessary, to ensure that following such exercise, the number of shares of common stock then beneficially owned by the holder and any other persons or entities whose beneficial ownership of common stock would be attributed to the holder for purposes of Section 13(d) of the Exchange Act does not exceed 9.99% of the total number of shares of our common stock then outstanding. Upon delivery of a written notice to us, the holder may from time-to-time increase (with such increase not effective until the 61st day after delivery of such notice) or decrease the blocker to any other percentage not in excess of 9.99%.

(1)	The number of common shares beneficially owned consists of (i) 271,178 shares of common stock, (ii) 160,000 shares of common stock issuable upon the exercise of warrants and (iii) 479 shares of common stock issuable upon the conversion of shares of Series A convertible preferred stock (assuming a conversion rate of 148.8189 per share). Mr. Cherington’s address is c/o Ara Partners, LLC, 200 Berkeley Street, 26th Floor, Boston, MA, 02116.

(2)	The number of common shares beneficially owned consists of (i) 69,907 shares of common stock held by Regolith Capital Investments LP (“Regolith”) (ii) 435 shares of common stock held by Shameek Konar and (iii) 48,000 shares of common stock issuable upon the exercise of warrants. Mr. Konar and his spouse are the General Partner of Regolith. By virtue of these relationships, each of Mr. Konar and his spouse may be deemed to share beneficial ownership of the shares held by Regolith. Regolith’s address is 10608 Stoppard View Way, Knoxville, TN, 37922.

(3)	The number of common shares beneficially owned consists of (i) 81,417 shares of common stock, (ii) 23,964 shares of common stock issuable upon the exercise of warrants and (ii) 15,014 shares of common stock issuable upon exercise of prefunded warrants. Freebird Investments LLC serves as the general partner of Freebird Partners LP. Curtis Huff is the sole member and 100% owner of Freebird Investments LLC, the President of Freebird Partners LP and the Managing Member of Freebird Investments LLC. By virtue of these relationships, each of Freebird Investments LLC and Mr. Huff may be deemed to share beneficial ownership of the securities held of record by Freebird Partners LP. The principal business address of Freebird Partners LP is 2800 Post Oak Blvd, Suite 2000, Houston, Texas 77056.

(4)	The number of common shares beneficially owned consists of (i) 46,445 shares of common stock held by the John D. Halpern Revocable Trust, of which, Mr. Halpern and Katherine H. Halpern are trustees, (ii) 20,000 shares of common stock issuable upon the exercise of warrants and (ii) 306 shares of common stock issuable upon exercise of prefunded warrants. Mr. Halpern and Ms. Halpern share voting and dispositive powers. Mr. Halpern’s address is PO Box 540 Portsmouth, New Hampshire 03802.

(5)	Consists of shares of common stock issuable upon exercise of options.

(6)	Includes 181 shares of common stock issuable upon exercise of options.

(7)	Includes 6,192 shares of common stock issuable upon exercise of options.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information as of December 31, 2025 with respect to compensation plans under which our equity securities are authorized for issuance.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders(1)	8,553	$319.54	79
Equity compensation plans not approved by securityholders(2)	4,493	$675.00	190
Total	13,046	$441.96	269

(1)	At our 2021 annual meeting of stockholders, our stockholders approved a restatement of the Ernexa Therapeutics Inc. Restated 2020 Stock Incentive Plan (the “Restated 2020 Plan”). The Restated 2020 Plan is a broad-based incentive plan, which allows for the grant of stock options, restricted stock, restricted stock units, performance awards, unrestricted stock awards and similar kinds of equity-based compensation to employees, directors, consultants and prospective employees.

(2)	In May 2021, our board of directors adopted our 2021 Inducement Stock Incentive Plan (the “2021 Inducement Plan”). The 2021 Inducement Plan was adopted without stockholder approval pursuant to Section 711 of the Company Guide of the NYSE American LLC, the stock exchange on which our common stock was listed at the time the 2021 Inducement Plan was adopted by our board of directors. The 2021 Inducement Plan provides for the grant of equity-based awards, including non-qualified stock options, performance shares, performance units, restricted stock, restricted stock units, and stock appreciation rights. The awards available for grant under the 2021 Inducement Plan are available only to new employees and incentive stock options may not be issued under the 2021 Inducement Plan.

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EXECUTIVE COMPENSATION

Overview

When determining executive officer compensation, and the various components that comprise it, our compensation committee evaluates and considers publicly available executive officer compensation survey data to present a competitive compensation package to attract and retain top talent, including an appropriate level of salary, performance-based bonus and equity incentives. Typically, our compensation committee evaluates competitive market benchmark data for a given executive role. Additionally, our compensation committee is authorized to engage outside advisors and experts to assist and advise our compensation committee on matters relating to executive compensation. In 2023, our compensation committee retained the services of Pearl Meyer, an independent compensation consultant, to review the cash and equity compensation package that was offered to Mr. Luther prior to his appointment as our President and Chief Executive Officer.

Our President and Chief Executive Officer presents compensation recommendations to our compensation committee with respect to the executive officers other than himself. Our compensation committee considers such recommendations, in conjunction with possible input from our compensation committee’s independent compensation consultant, in making compensation decisions or recommendations to the full board of directors. The full board participates in evaluating the performance of our executive officers, except that our Chief Executive Officer does not participate when our board of directors evaluates his performance and is not present during voting or deliberations regarding his performance or compensation matters.

Compensation-Related Risk Assessment

Our compensation committee assesses and monitors whether any of our compensation policies and programs are reasonably likely to have a material adverse effect on our Company. Our compensation committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees. In reaching this conclusion, our compensation committee considered all components of our compensation program and assessed any associated risks. Our compensation committee also considered the various strategies and measures employed by the company that mitigate such risk, including: (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (ii) the oversight exercised by our compensation committee over performance metrics, if any, established for performance-based bonuses and its administration of our equity incentive plans.

Compensation Recoupment (Clawback) Policy

Our clawback policy provides for the recovery of erroneously awarded incentive-based compensation related to the three fiscal years preceding the date on which the company is required to prepare an accounting restatement. The clawback policy complies with the requirements of Nasdaq’s listing rules.

Named Executive Officers

Under applicable SEC rules and regulations, our “named executive officers” are all individuals who served as our principal executive officer during 2025, our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at December 31, 2025, and up to two additional individuals who would have been one of our top two most highly compensated executive officer had they been serving as an executive officer at the end of 2025. Our 2025 named executive officers are identified in the table below:

Name	Title
Sanjeev Luther	President and Chief Executive Officer
Sandra Gurrola	Senior Vice President of Finance

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Summary Compensation Table

The following table sets out the compensation for our Named Executive Officers for the years ended December 31, 2025 and December 31, 2024:

2025 Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary (US$)	Bonus (US$)		Stock-Based Awards(US$) (1)	Option-Based Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	Nonqualified deferred compensation earnings (US$)	All Other Compensation (US$)(3)	Total Compensation (US$)
Sanjeev Luther,	2025	$550,000	$—		$—	$324,813	$—	$—	$14,000	$888,813
President and Chief Executive Officer	2024	$550,000	$75,000	(2)	$—	$2,422,818	$—	$—	$14,000	$3,061,818

Sandra Gurrola,	2025	$275,000	$—		$—	$43,372	$—	$—	$11,000	$329,372
Sr. Vice President of Finance	2024	$275,000	$—		$—	$110,198	$—	$—	$11,000	$396,198

1	The amounts reported in this column represent the aggregate grant date fair value of stock options granted during the applicable year. These amounts were calculated in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used in computing the dollar amount recognized for financial statement reporting purposes, see Note 14, Stock-Based Compensation, in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 13, 2026.

2	Mr. Luther was appointed as our President and Chief Executive Officer effective January 1, 2024 and amount represents a cash signing bonus pursuant to his employment agreement.

3	The amounts reported in this column represent the Company’s 401(k) match contribution.

Narrative to Summary Compensation Table

The following is a discussion of each component of our executive compensation program for 2025.

Base Salary

Each of our named executive officers receives a base salary. The base salary is the fixed cash compensation component of our executive compensation program, and it recognizes individual performance, time in role, scope of responsibility, leadership skills and experience. The base salary compensates an executive for performing his or her job responsibilities on a day-to-day basis. Generally, base salaries are reviewed annually company-wide and adjusted (upward or downward) when appropriate based upon individual performance, expanded duties, changes in the competitive marketplace and, with respect to upward adjustments, if we are financially and otherwise able to pay it. We try to offer competitive base salaries to help attract and retain executive talent.

In March 2026, our compensation committee approved (i) an increase to Mr. Luther’s annual base salary from $550,000 to $670,000 and (ii) an increase to Ms. Gurrola’s annual base salary from $275,000 to $300,000.

Bonus and Incentive Compensation

In addition to base salaries, our compensation committee has the authority to award discretionary annual bonuses to our named executive officers based on corporate and individual performance. Each year, our compensation committee or our board of directors may establish performance goals, which may be based on measures such as revenue, achievement of certain research and development milestones, completion of a strategic transaction, and other metrics the directors and management believe to provide proper incentives for achieving long-term shareholder value. Our board of directors retains full discretion over performance evaluation and the amount of any bonuses to be paid to a named executive officer. Annual bonuses, if any, are intended to reward the individual performance of each named executive officer. In addition to an assessment of corporate and individual performance, the determination of the amount of a named executive officer’s bonus may vary from year to year depending on our financial condition and conditions in the industry in which we operate. The amount of such bonuses increase with executive rank so that, as rank increases, a greater portion of total annual cash compensation is based on annual corporate and individual performance.

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For the year ended December 31, 2025, no performance goals were established for any named executive officer. In March 2026, our compensation committee approved discretionary bonuses to be paid to Mr. Luther and Ms. Gurrola in the amount of $319,000 and $68,000, respectively, to reward their individual performance during the 2025 fiscal year.

Equity-Based Compensation Programs

Historically, we have issued stock options to our employees, including our named executive officers, to provide a means whereby our employees may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to us, thereby advancing our interests and the interests of stockholders. Our board of directors believes that the granting of equity awards promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long-range plans and pursuing our growth and financial success.

We do not maintain any written policies on the timing of issuing equity-based incentive awards. Our compensation committee has responsibility for granting equity-based incentive awards to our named executive officers and considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing and terms of stock option awards. The Compensation Committee generally does not time the grant of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure.

In February 2025, we granted to Mr. Luther and Ms. Gurrola a time-based non-qualified stock option covering 2,995 shares of common stock and 400 shares of common stock, respectively, of which one-third will vest on the one-year anniversary of the grant date and the remaining shares will vest in 24 substantially equal monthly installments thereafter, subject to each of their continuous service.

During fiscal year 2025, no named executive officer received a grant of stock options during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information.

Benefits and Perquisites

Employee Benefit Plans

Named executive officers are eligible to participate in our employee benefit plans, including our medical, disability and life insurance plans, in each case, on the same basis as all of our other employees. Our employee benefit plans are designed to assist in attracting and retaining skilled employees. We also maintain a 401(k) plan for the benefit of our eligible employees, including the named executive officers, as discussed below.

401(k) Plan

We offer to our eligible employees a defined contribution plan, organized under Section 401(k) of the Internal Revenue Code, through our co-employment arrangement with its professional employer organization (“PEO”). Under this arrangement, the PEO serves as the plan sponsor and administrator. Eligible employees may defer up to 100% of their annual compensation or a specific amount imposed by the Internal Revenue Service, whichever is less. We match employees’ contributions at a rate of 100% of the first 3% of the employee’s contribution and 50% of the next 2% of the employee’s contribution, for a maximum Company match of 4%.

Pension Benefits

We do not maintain any pension benefits or retirement plans other than the 401(k) Plan.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Named Executive Officer Employment Agreements and Change in Control Arrangements

The following descriptions summarize the principal terms of our employment agreements with our named executive officers.

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Sanjeev Luther

Sanjeev Luther was appointed as our President and Chief Executive Officer effective January 1, 2024. We entered into an employment agreement, dated as of December 19, 2023, with Mr. Luther, which provides for at-will employment until terminated by us or Mr. Luther. Mr. Luther’s employment agreement provides for an annual base salary of $550,000, which amount is subject to periodic review by our board of directors or our compensation committee. Mr. Luther also received a one-time signing bonus of $75,000.

Mr. Luther is eligible to receive an annual cash bonus award in an amount up to 50% of his base salary upon achievement of agreed upon performance targets. The bonus will be determined by our board of directors or our compensation committee and paid annually by March 15 in the year following the performance year on which such bonus is based.

As discussed above, in March 2026, the compensation committee approved an increase to Mr. Luther’s base salary to $670,000 and a discretionary bonus of $319,000.

In accordance with the terms of his employment agreement, Mr. Luther was granted an equity award on January 1, 2024 consisting of 4,493 non-qualified stock options, which would vest over a four-year period, with 25% of the options vesting on the first anniversary of the grant date, and the remaining options vesting monthly over the remaining three years. On April 26, 2024, the compensation committee approved a modification to Mr. Luther’s stock option award to reduce the vesting term to three years rather than four years, with 25% of the shares subject to the stock option award still vesting on the first anniversary of the grant date, and the balance of the shares vesting monthly over the remaining two years. Vesting generally requires Mr. Luther’s continued employment through the relevant vesting date.

If Mr. Luther’s employment is terminated by us without Cause (as defined in his employment agreement) or by Mr. Luther for Good Reason (as defined in his employment agreement), we will pay Mr. Luther all amounts accrued but unpaid as of the effective date of such termination, as well as a lump sum payment equal to nine months of his salary, as well as up to nine months of continued benefits. Mr. Luther will also be paid a pro-rata performance bonus equal to (x) the performance bonus Mr. Luther would have received based on actual performance for such fiscal year if Mr. Luther had remained employed for the entire fiscal year multiplied by (y) a fraction, the numerator of which is the number of days Mr. Luther was employed during such fiscal year. Notwithstanding the foregoing, if a termination without Cause or for Good Reason occurs beginning upon the occurrence of a Change in Control (as defined in the employment agreement) and ending on the first anniversary of the occurrence of the Change in Control (“Change in Control Protection Period”), Mr. Luther will receive the benefits described in the preceding sentence, but the lump sum severance payment and the payment of benefits will be for a 12-month period and he will receive 100% of his target bonus. In addition, all outstanding and unvested equity awards granted to Mr. Luther during his employment will become immediately vested and exercisable upon such date of termination during the Change in Control Protection Period and will be exercisable for a period of 12 months following the date of termination during the Change in Control Protection Period. Any such severance benefits under the employment agreement are contingent on Mr. Luther entering into and not revoking a general release of claims in favor of our company.

Sandra Gurrola

We entered into an employment agreement, dated June 16, 2021, with Sandra Gurrola, which provides for our at-will employment of Ms. Gurrola commencing on June 21, 2021 and continuing until terminated by us or Ms. Gurrola. Ms. Gurrola’s employment agreement provides for an annual base salary of $220,000, which amount is subject to periodic review by our board of directors or our compensation committee. In December 2023, upon the recommendation of our compensation committee, our board of directors approved an increase to Ms. Gurrola’s annual base salary from $220,000 to $275,000.

Ms. Gurrola is also eligible to receive an annual cash bonus award in an amount up to 35% of her base salary upon achievement of agreed upon performance targets. The bonus will be determined by our board of directors or our compensation committee and paid annually by March 15 in the year following the performance year on which such bonus is based.

As discussed above, in March 2026, the compensation committee approved an increase to Ms. Gurrola’s base salary to $300,000 and a discretionary bonus of $68,000.In accordance with her employment agreement, in June 2021, Ms. Gurrola was granted 5 restricted stock units, 25% of which vested on each anniversary of the grant date over four years.

If Ms. Gurrola’s employment is terminated by us without Cause (as defined in the employment agreement) or by Ms. Gurrola for Good Reason (as defined in the employment agreement), we will pay Ms. Gurrola all amounts accrued but unpaid as of the effective date of such termination, as well as continuation of her salary and benefits for the following six-month period. Notwithstanding the foregoing, if a termination of employment without Cause or for Good Reason occurs within 90 days before or 12 months after a Change in Control (as defined in the employment agreement), Ms. Gurrola will receive the benefits described in the preceding sentence, but the continuation of her salary and benefits will be for 12-month period, and, in addition, Ms. Gurrola will receive a lump-sum payment of her target bonus and the restricted stock units granted to her in June 2021 will fully vest. Any such severance benefits under the employment agreement are contingent on Ms. Gurrola entering into and not revoking a general release of claims in favor of our company.

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Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes the number of shares of our common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

Option Awards							Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested shares ($)
Sanjeev Luther,	2/7/2025(1)	—	2,995	—	127.50	2/07/2035	—	—	—	—
President and Chief Executive Officer	1/1/2024(2)	2,668	1,825	—	675.00	1/01/2034	—	—	—	—
Sandra Gurrola,	2/7/2025(1)	—	400	—	127.50	2/07/2035	—	—	—	—
Sr. Vice President of Finance	3/11/2022(3)	15	—	—	14,475.00	3/11/2032	—	—	—	—
	4/26/2024(4)	118	95	—	652.50	4/26/2034	—	—	—	—

1.	The stock option vests over three years, with one-third vesting on the one-year anniversary of the grant date, and the remaining stock options vesting in 24 substantially equal monthly installments thereafter.

2.	The stock option vests over three years, with 25% vesting on the one-year anniversary of the grant date, and the remaining stock options vesting in 24 substantially equal monthly installments thereafter.

3.	The stock option vested in 36 substantially equal monthly installments.
4.

The stock option vests over three years, with one-third vesting on the one-year anniversary of the grant date, and the remaining stock options vesting in 24 substantially equal monthly installments thereafter.

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PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain Company performance for the fiscal years listed below.

Pay Versus Performance Table

The following table provides the information required for our principal executive officers (“PEOs”) and our non-PEO NEOs for each of the fiscal years ended December 31, 2025, 2024 and 2023 (the “2025 fiscal year,” the “2024 fiscal year” and the “2023 fiscal year”, respectively), along with the financial information required to be disclosed for each such fiscal year by Item 402(v) of Regulation S-K.

Year	Summary Compensation Table for PEO (Luther) (US$)(1)(2)	Compensation Actually Paid to PEO (Luther) (US$)(2)(5)(6)	Summary Compensation Table for PEO (Angel) (US$)(1)(3)	Compensation Actually Paid to PEO (Angel) (US$)(3)(5)(6)	Average Summary Compensation Table Total for NON-PEOs (US$)(1)(4)	Average Compensation Actually Paid to Non-PEO (US$)(4)(5)(6)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (US$)	GAAP Net Loss (US$)(in thousands)
2025	$888,813	$401,410	$-	$-	$385,198	$336,849	$0.02	$(14,084)

2024	$3,061,818	$784,000	$-	$-	$396,198	$296,209	$0.07	$(44,539)

2023	$-	$-	$824,680	$591,976	$333,996	$328,318	$0.42	$(21,668)

(1)	The Summary Compensation Table (“SCT”) numbers include the values as reported in this proxy statement for fiscal years 2025 and 2024 and as reported in the proxy statement filed on May 5, 2023 for the fiscal year.

(2)	Mr. Luther was appointed our President and Chief Executive Officer (PEO) on January 1, 2024 and to our board of directors effective January 1, 2024.

(3)	Dr. Angel resigned as our Chief Executive Officer and President effective December 31, 2023.

(4)	The non-PEO NEO in the 2025 fiscal year and 2024 fiscal year was Ms. Gurrola The non-PEO NEOs in the 2023 fiscal year were Ms. Gurrola and Mr. Andrew Jackson.

(5)	SEC rules require certain adjustments be made to the SCT total compensation to determine CAP as reported in the Pay Versus Performance Table above. CAP does not represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. Generally, CAP is calculated as SCT total compensation adjusted to include the fair market value of equity awards as of the applicable fiscal year end, or, if earlier, the vesting date (rather than the grant date). NEOs do not participate in a defined benefit plan, so no adjustment for pension benefits is included in the table below. The following table details these adjustments:

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	2025		2024		2023
	PEO (Mr. Luther)	Average of Other Non-PEO NEOs	PEO (Mr. Luther)	Average of Other Non-PEO NEOs	PEO (Dr. Angel)	Average of Other Non-PEO NEOs

Total Compensation from SCT	$888,813	$385,198	$3,061,818	$396,198	$824,680	$333,996

Subtractions:
SCT Value of Stock and Option Awards	324,813	43,372	2,422,818	110,198	461,680	-

Adjustments:
Addition: Fair value at covered year-end of awards granted during the covered fiscal year that are outstanding and unvested at covered year-end	50,394	6,730	145,000	11,583	-	-

Addition: Fair value at vest date of awards granted and vested during the covered fiscal year	-	-	-	-	394,732	-

Addition (Subtraction):
Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at covered year end	(83,044)	(4,545)	-	(144)	-	(685)

Addition (Subtraction):
Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which all vesting conditions were satisfied at the end of or during the covered fiscal year	(129,940)	(7,162)	-	(1,229)	(12,449)	(390)

(Subtraction): Fair value at end of prior year of awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	-	-	-	-	(153,307)	(4,603)

Total adjustments for equity awards	(162,590)	(4,977)	145,000	10,209	228,976	(5,678)

Compensation Actually Paid (as calculated)	$401,410	$336,849	$784,000	$296,209	$591,976	$328,318

(6)	The tables below illustrate the valuation assumptions as of the vesting date for awards that vested in the 2025 fiscal year, the 2024 the fiscal year and the 2023 fiscal year computed in a manner consistent with the fair value methodology used to account for stock-based compensation in our Consolidated Financial Statements contained in the applicable Annual Report on Form 10-K filed with the SEC. For a description of such valuation assumptions, see Note 14, Stock-Based Compensation, in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 13, 2026.

	Weighted Average Fair Value at Vest Date
	2025	2024	2023
Restricted stock units	$61.25	$29.10	$37.20

	Valuation Assumptions at Vest Date
Stock Options	2025	2024	2023
Risk-free interest rate	3.52% - 4.53%	3.45% - 4.69%	3.76% - 4.89%
Volatility	100.88%	95.34% - 97.72%	93.96% - 100.01%
Dividend yield	0%	0%	0%
Expected life (in years)	3.50 - 4.50	3.62 - 4.62	4.12 - 5.00

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Relationship between CAP and TSR

The graphs below reflect the relationship between the PEO and average non-PEO NEO CAP and the Company’s cumulative indexed Total Shareholder Return (“TSR”) (assuming an initial fixed investment of $100) for the 2025, 2024 and 2023 fiscal years:

PEO CAP vs TSR (January 1, 2023 – December 31, 2025)

Average Other NEO CAP vs TSR (January 1, 2023 – December 31, 2025)

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Relationship Between CAP and Net Income (GAAP)

The graph below reflects the relationship between the PEO and average non-PEO NEO CAP and the Company’s net income for the applicable reporting year. As a pre-commercial biotechnology company, we do not tie executive compensation to net income performance, and we do not have other financial metrics that are used to determine executive compensation. See the “—Narrative to Summary Compensation Table” for more information regarding how we compensate our NEOs.

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DIRECTOR COMPENSATION

We have a non-employee director compensation program to compensate our non-employee directors for their service in such capacity with annual retainers and equity compensation as described below. However, since August 2022, we have not compensated our non-employee directors in accordance with our non-employee director compensation program.

Our compensation committee and Board continue to assess our non-employee director compensation program, and if and when we restart compensating our non-employee directors for their service in such capacity, the elements of our non-employee director compensation program may be different from what is described below.

Compensation Element	Amount
Annual Board Member Compensation	Paid in cash or stock options at our board’s discretion. Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non-employee director. Stock Options to vest quarterly over one year from grant date:

Board Member: $40,000
Board Chair: $70,000

Committee Member Retainers	Paid in cash or stock options at our board’s discretion. Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non-employee director. Stock Options to vest quarterly over one year from grant date:

Audit Committee: $7,500
Compensation Committee: $5,000
Nominating/Governance Committee: $4,000

Leadership Supplemental Retainer	Paid in cash or stock options, ‘s discretion. Cash paid in quarterly installments or upon the effective date of an earlier resignation of the non- employee director. Stock Options to vest quarterly over one year from grant date:

Audit Committee Chair: $15,000
Compensation Committee Chair: $10,000
Nominating/Governance Committee Chair: $8,000

New Director Equity Award (outside directors)	Option for 22 shares of Common Stock, which option shall have an exercise price equal to the fair market value per share of common stock, as determined under the 2020 Plan, and, subject to continued service on our board of directors, vest in an initial installment of one-third of the shares on the first anniversary of the grant date, with the remaining shares to vest in 24 substantially equal installments thereafter.

Our board of directors and our compensation committee designed our non-employee director compensation program to reward directors for their contributions to our success, align the director compensation program with stockholder interests, and provide competitive compensation necessary to attract and retain high quality non-employee directors. We do not pay fees to any of our directors for meeting attendance.

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2025 Director Compensation

The following table sets forth the compensation of each director, who is not a named executive officer, for service during 2025. This table excludes Mr. Luther, who is a named executive officer and does not receive any compensation from us for his service as a director. See the section above entitled “Executive Officer Compensation” for information about Mr. Luther’s compensation.

2025 Director Compensation Table
Name	Fees earned or paid in cash ($)	Stock-Awards ($))	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)		All Other Compensation ($)	Total Compensation ($)
Jame Bristol	$—	$—	$20,840	$—	$—	$	—)	$—
Peter Cicala	$—	$—	$14,887	$—	$—	$	—)	$—
Elena Ratner	$—	$—	$37,199	$—	$—	$	—)	$—
William Wexler	$—	$—	$36,008	$—	$—	$	—)	$—

(1)	The amounts reported in this column represent the aggregate grant date fair value of stock options granted during 2025. These amounts were calculated in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, except that any estimate of forfeitures was disregarded. For a description of the assumptions used in computing the dollar amount recognized for financial statement reporting purposes, see Note 14, Stockholders’ Equity, in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 13, 2026.. The stock options granted during 2025 were as follows:

Name	Options Granted(2)
James Bristol	192
Peter Cicala	137
Elena Ratner	373
William Wexler	332

(2)	The options granted vest over three years, with one-third vesting on the one-year anniversary of the grant date, and the remaining shares vesting in 24 substantially equal monthly installments thereafter.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In accordance with the terms of our bylaws, our board of directors determines the number of directors constituting the entire board. Our board of directors has fixed such number at five. All five directors are to be elected at the annual meeting, each to hold office until next year’s annual meeting of stockholders or until his successor is duly elected and qualified.

Our nominating and corporate governance committee recommended for nomination, and our board of directors nominated, the following five individuals, each of whom currently serves on our board of directors, for election to our board of directors at the annual meeting. Each nominee has consented to serve as a director if elected.

James Bristol	Peter Cicala	Sanjeev Luther	Elena Ratner	William Wexler

Our board of directors believes that each of these director nominees possesses the experience, skills, and qualities to fully perform their duties as a director and contribute to our success. These nominees have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our stockholders, and are able to dedicate sufficient time to fulfilling their obligations as directors. Our directors as a group complement each other with their respective experiences, skills, and qualities. While our directors make up a diverse group in terms of age, gender and professional experience, together they comprise a cohesive body in terms of board process and collaboration. The section titled “Directors & Executive Officers” of this proxy statement contains more information about the leadership skills and other experience that led our nominating and corporate governance committee and our board of directors to conclude that these nominees should serve on our board of directors.

Although we do not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by our board of directors, unless our board of directors decides to reduce the number of directors constituting our board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 - RATIFICATION OF AUDITORS

Our audit committee selected and appointed Haskell & White LLP (“Haskell & White”) to serve as our independent registered public accounting firm for the 2026 fiscal year. In selecting Haskell & White as our independent registered public accounting firm, our audit committee considered several factors, including:

●	the professional qualifications of Haskell & White, the lead audit partner, and other key engagement personnel;

●	Haskell & White’s independence and its processes for maintaining its independence;

●	the appropriateness of Haskell & White’s fees for audit and non-audit services; and

●	the results of our management’s and our audit committee’s annual evaluations of the qualifications, performance and independence of Haskell & White.

Although ratification of the appointment of our independent registered public accounting firm is not required by law or otherwise, our board of directors is submitting the appointment of Haskell & White to our stockholders for ratification. Our audit committee will consider the outcome of this vote in future deliberations regarding the appointment of our independent registered public accounting firm; however, our audit committee is solely responsible for the appointment and termination of our auditors and may do so at its discretion.

A representative from Haskell & White is expected to be present at the annual meeting, will have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Change in Certifying Accountant

On June 30, 2025, the Company dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm effective immediately. The Audit Committee of the Company’s board of directors approved Grant Thornton’s dismissal on June 30, 2025.

Grant Thornton performed audits of the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023. Grant Thornton’s reports for such years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the reports included an explanatory paragraph describing that substantial doubt was raised as to the Company’s ability to continue as a going concern.

During the two years ended December 31, 2024 and the subsequent interim period through June 30, 2025, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, that would require disclosure under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting as of and for the year ended December 31, 2023, stemming from a lack of technical accounting proficiency in complex matters.

The Company previously furnished Grant Thornton with a copy of the disclosure contained in this “Changes In and Disagreements with Accountants on Accounting and Financial Disclosure” section of this prospectus.

On July 1, 2025, the Company engaged Haskell & White LLP (“Haskell & White”) as the Company’s independent registered public accounting firm. The decision to engage Haskell & White was approved by the Audit Committee of the Company’s board of directors.

During the two years ended December 31, 2024 and the subsequent interim period through June 30, 2025, neither the Company nor anyone acting on its behalf has consulted Haskell & White regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Haskell & White that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Fees and Services of Independent Registered Public Accounting Firm

The table below summarizes the fees billed to us by Haskell & White and Grant Thornton for the years ended December 31, 2025 and 2024.

Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Total
2025	$188,000	$—	$—	$—	$188,000
2024	$399,130	$—	$—	$—	$399,130

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards), reviews of the interim financial statements included in Forms 10-Q and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees consist of fees for assurance and related services (e.g., due diligence) that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees. The nature of those services is comprised of services for employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees for professional services rendered for tax compliance, tax consulting and tax planning.

All Other Fees. All other fees are fees for products and services other than services in respect of which the fees are reported as audit, audit-related or tax fees.

Policy for Approval of Audit and Permitted Non-Audit Services

All audit and permissible non-audit services provided by the independent auditors are pre-approved by the Audit Committee (or the Chair of the Audit Committee, pursuant to a delegation of authority). These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

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PROPOSAL NO. 3 - APPROVAL OF THE 2026 PLAN

The Board adopted the Ernexa Therapeutics Inc. 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) on May 6, 2026, subject to the approval of our stockholders.

The 2026 Plan is being submitted for stockholder approval as required by the listing rules of The Nasdaq Stock Market LLC. Our Board, the Committee, and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong future performance. The 2026 Plan is designed to maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests.

2026 Omnibus Equity Incentive Plan

The 2026 Plan will provide for discretionary grants of Awards (as defined in the 2026 Plan) to our key employees, directors and consultants. The purpose of the 2026 Plan is to recognize contributions made to our company and its subsidiaries by such individuals and to provide them with additional incentive to achieve the objectives of our Company. Issuance under the 2026 Plan is conditional upon the approval of our stockholders of this proposal. We also intend to file a Form S-8 under the Securities Act to register all shares of Common Stock that we may issue under the 2026 Plan.

The following is a summary of the 2026 Plan and is qualified by the full text of the 2026 Plan. A form of 2026 Plan is attached to this proxy statement as Annex A. If the stockholders approve the 2026 Plan, it will become effective on the day of the Annual Meeting.

Administration

The 2026 Plan will be administered by our board of directors, or, once constituted, the Compensation Committee of the board of directors (we refer to the body administering the 2026 Plan as the “Committee”).

Number of Shares of Common Stock

The number of shares of Common Stock that may be issued under the 2026 Plan is the maximum aggregate number of shares of Common Stock reserved and available pursuant to the 2026 Plan and shall be the aggregate of (i) 350,000 shares of Common Stock, plus (ii) an annual increase on January 1 of each year beginning in 2027 and ending in (and including) 2036, in an amount equal to the lesser of (a) 5% of the number of shares of Common Stock outstanding on December 31 of the immediately preceding year; or (b) such other number determined by the Board. If an Award (or any portion thereof) (as described in the 2026 Plan) terminates, expires or lapses or is cancelled for any reason, any Common Stock subject to the Award (or such portion thereof) shall again be available for the grant of an Award pursuant to the 2026 Plan (unless the 2026 Plan has terminated). If any Award (in whole or in part) is settled in cash or other property in lieu of Common Stock, then the number of shares of Common Stock subject to such Award (or such part) shall again be available for grant pursuant to the 2026 Plan. Shares of Common Stock that have actually been issued under the 2026 Plan, pursuant to Awards under the 2026 Plan shall not be returned to the 2026 Plan and shall not cause the number of shares of Common Stock available to be subject to Awards under the 2026 Plan to be increased. Subject to any required action by our shareholders, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the 2026 Plan but as to which no Awards have yet been granted or which have been returned to the 2026 Plan upon cancellation or expiration of an Award, and the number of shares of Common Stock subject to grant as Incentive Share Options (as described in the 2026 Plan), as well as the price per share of Common Stock covered by each such outstanding Award and any other affected terms of such Awards, shall be proportionally and equitably adjusted for any increase or decrease in the number of issued Common Stock resulting from a subdivision or consolidation, share dividend, amalgamation, spin-off, arrangement or consolidation, combination or reclassification of Common Stock. Except as the board of directors or the Committee determines, no issuance by us of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

Types of Awards

The 2026 Plan permits the granting of any or all of the following types of awards to all grantees:

●	share options, including incentive share options, or ISOs;
●	share appreciation rights, or SARs;
●	restricted shares;
●	performance share units and performance shares; and
●	deferred shares and restricted share units.

The 2026 Plan also permits the granting of dividend equivalents, bonus shares, and other share-based awards.

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Awards granted under the 2026 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2026 Plan. The material terms of each Award will be set forth in a written award agreement between the grantee and us.

Share Options and SARs

The Committee is authorized to grant SARs and share options (including ISOs except that an ISO may only be granted to an employee of ours or our subsidiary corporation). A share option allows a grantee to purchase a specified number of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares of Common Stock on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share on the grant date. The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash, payment in check, payment in promissory note, with the approval of the Committee, by delivery of our Common Stock acquired upon the exercise of such option; consideration received by us under a broker-assisted or similar cashless exercise program implemented by us in connection with the 2026 Plan; payment by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable laws; or any combination of the foregoing methods of payment.

Restricted Shares

The Committee may award restricted shares consisting of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. A grantee receiving restricted shares will have all of the rights of a shareholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. If the price for the restricted shares was paid in services, then upon termination as a service provider, the grantee shall no longer have any right in the unvested restricted shares and such restricted shares shall be and thereupon either cancelled or surrendered to us without consideration. If a purchase price was paid by the grantee for the restricted shares (other than in services), then upon the grantee’s termination as a service provider, we shall have the right to repurchase from the grantee the unvested restricted shares then subject to restrictions at a cash price per share equal to the price paid by the grantee for such restricted shares or such other amount as may be specified in the award agreement.

Restricted Share Units

The Committee may also grant restricted share unit awards. A restricted share unit award is the grant of a right to receive a specified number of our Common Stock upon lapse of a specified forfeiture condition. If the condition is not satisfied during the restriction period, the award will lapse without the issuance of the shares of Common Stock underlying such award.

Restricted share units carry no voting or other rights associated with share ownership until the shares of Common Stock underlying the award are delivered in settlement of the award. We shall cause such shares of Common Stock to be evidenced as issued by entry in our register of shareholders promptly after the restricted share unit vests.

Share Payments

The Committee may grant share payments to any service provider in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such share payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such grantee, including any such compensation that has been deferred at the election of the grantee; provided, further, that not less than the par value of any Common Stock shall be received by us in connection with its issue pursuant to any such share payment. In accordance with applicable law, such par value may be paid through the provision of services. The number of shares of Common Stock issuable as a share payment shall be determined by the Committee and may be based upon satisfaction of such specific criteria as determined appropriate by the Committee, including specified dates for electing to receive such share payment at a later date and the date on which such share payment is to be made.

Corporate Transaction

In the event of a merger or consolidation of us with or into another entity or a sale of substantially all of our shares (a “Corporate Transaction”), any outstanding Awards that have not yet vested as of the consummation of such Corporate Transaction shall immediately accelerate and vest in full.

In the event of a proposed liquidation, winding-up or dissolution of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in its sole discretion:

●	cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award;

●	allow all grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action; and

●	cancel any Awards that remain unexercised upon consummation of such proposed action.

Amendment to and Termination of the 2026 Plan

The Board of Directors in its sole discretion may terminate this 2026 Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that, if required to comply with applicable laws or stock exchange rules or the rules of any automated quotation systems (other than any requirement which may be disapplied by us following any available home country exemption), we shall obtain shareholder approval of any amendment of the 2026 Plan in such a manner and to such a degree as required. In addition, subject to the terms of the 2026 Plan, no amendment or termination of the 2026 Plan may materially and adversely affect the right of a grantee under any award granted under the 2026 Plan.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to approve the 2026 Plan. Abstentions and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2026 PLAN.

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WHERE TO GET ADDITIONAL INFORMATION

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, and proxy statements and other information we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at website at https://investor.ernexatx.com/financials/sec-filings as soon as reasonably practicable after we electronically file such reports with, or furnish them to, the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including our company.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on the record date for the meeting may request a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. Requests should be directed to Ernexa Therapeutics Inc., Attention: Secretary, 1035 Cambridge Street, Suite 18A, Cambridge, Massachusetts 02141.

OTHER BUSINESS

As of the time of preparation of this proxy statement, we do not know of any matter to be acted upon at the meeting other than the matters described in this proxy statement. If any other matter properly comes before the meeting, however, the proxy holders will vote the proxies thereon in accordance with the recommendation of our board of directors.

THIS PROXY STATEMENT IS DATED May 11, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. You should rely only on the information provided in this proxy statement. We have not authorized any person to provide information other than that provided herein.

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ANNEX A

Form of 2026 Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan

Article 1.

Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Ernexa Therapeutics Inc. Omnibus Equity Incentive Plan (the “Plan”) was adopted by the Board of Ernexa Therapeutics Inc., a Delaware corporation (the “Company”), on May 6, 2026, subject to approval by the Company’s shareholders. The Plan shall become effective on the date the Plan is approved by the Company’s shareholders (the “Effective Date”).

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees and Non-Employee Directors of and Consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers, Non-Employee Directors and Consultants and retaining existing employees and Consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, Consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Applicable Law” means (i) the laws of Delaware as they relate to the Company and its Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents; and (iii) the rules of any applicable securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

2.2 “Award” means Options (including non-qualified options and Incentive Share Options), SARs, Restricted Shares, Performance Share Units (which may be paid in cash), Performance Shares, Deferred Shares, Restricted Share Units, Dividend Equivalents, Bonus Shares or Other Share-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company, from time to time.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Subsidiaries to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or a Subsidiary’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Subsidiaries;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Subsidiaries or participates in any severance plan established by the Company applicable to Awards granted to the Grantee under the Plan that includes a definition of “cause” (or a substantially equivalent term), then Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company or any other named executive officer.

2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9 “Committee” has the meaning set forth in Section 3.1.

2.10 “Company” means Ernexa Therapeutics Inc., a company incorporated under the laws of Delaware.

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Consultant” means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For the avoidance of doubt, Awards to Consultants must be granted directly to an individual and not to a legal entity; provided, however, that if a Consultant provides services through a single-member entity or an entity in which the Consultant and his or her spouse are the sole owners, the Award may be granted in the name of such entity.

2.13 “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.14 “Deferred Shares” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR. Notwithstanding the foregoing, the Exercise Price may never be less than the par value per Share of US$0.005.

2.21 “Fair Market Value” means, as of any date, unless otherwise specifically provided in an Award Agreement, the value of Shares determined as follows:

(a) If the Shares are listed on one or more established and regulated securities exchanges, national market systems or automated quotation systems on which Shares are listed, quoted or traded, Fair Market Value shall mean the closing price of a Share reported on the principal exchange or system on which the Shares are traded on the applicable date or the Grant Date.

(b) If the Shares are traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.

(c) In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Share Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.27 “Option” means an option granted under Article 6 of the Plan.

2.28 “Other Share-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.29 “Performance Period” means, with respect to an Award of Performance Shares or Performance Share Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.30 “Performance Share” and “Performance Share Unit” have the respective meanings set forth in Article 9.

2.31 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.32 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.34 “Restricted Share Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.35 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.36 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.37 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.38 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.39 “Share” means a share of Common Stock of the Company, par value US$0.005, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.40 “Share Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.41 “Subsidiary” means any corporation or other entity, including but not limited to partnerships, limited liability companies, exempted companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares possessing more than fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.42 “Surviving Company” means (a) the surviving entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving entity), (b) or the direct or indirect parent company of such surviving entity or (c) the direct or indirect parent company of the Company following a sale of substantially all of the issued and outstanding Shares of the Company.

2.43 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.44 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Subsidiary in the capacity of an employee of, a non-employee Consultant to, or a Non-Employee Director of, the Company or any Subsidiary or with respect to an individual who is an employee of, a non-employee Consultant to or a Non-Employee Director of a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company unless such individual continues to perform Services for the Company or another Subsidiary without interruption after such entity ceases to be a Subsidiary.

Article 3.

Administration

3.1 Committee.

(a) Subject to Article 14, and to subsection (b) and to Section 3.2, the Plan shall be administered by the Compensation Committee. In the event that the Board determines that the Compensation Committee shall not be the administrator of the Plan, the term “Committee” as used hereunder shall (except as provided for in subsection (b)) mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate. The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(b) Unless the context requires otherwise, any references herein to “Committee” include references to the CEO to the extent the CEO has been delegated authority pursuant to subsection (a); provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by a majority of the members of the Board, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable, including where applicable the number of Shares issued, under any Performance Share Unit, Performance Share, Dividend Equivalent, Other Share-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a Subsidiary or the financial statements of the Company or a Subsidiary, or in response to changes in Applicable Law, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricing. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.

Shares Subject to the Plan

4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for issuance under the Plan (including Incentive Share Options) shall be 350,000 Shares.

(b) If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan except where otherwise specified hereunder. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

(c) Shares issued pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan. Additionally, at the discretion of the Committee, any Shares distributed pursuant to an Award may be represented by American Depositary Shares.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, equity, or other property), recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the event any such adjustment would result in a fractional Share, such fractional Share shall be rounded down to the nearest whole Share.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company (a “Corporate Transaction”), any outstanding Awards that have not yet vested as of the consummation of such Corporate Transaction shall immediately accelerate and vest in full.

(c) Liquidation, Winding-Up or Dissolution of the Company. In the event of the proposed liquidation, winding-up or dissolution of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

4.3 Evergreen Provision. On January 1 of each year beginning in 2027 and ending in (and including) 2036, the number of Shares reserved under the Plan will be automatically increased by an amount equal to the lesser of:

(i) 5% of the number of shares of Common Stock outstanding on December 31 of the immediately preceding year; or

(ii) such other number determined by the Board.

4.4 Adjustments. In the event of stock splits, reverse stock splits, stock dividends, recapitalizations or other corporate reorganizations or similar events, the number of shares subject to the evergreen provision shall be appropriately adjusted to reflect such events.

Article 5.

Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

5.4 Non-transferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, mortgaged, encumbered, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Share Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Share Option, such SAR and Incentive Share Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Share Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for Shares and Share-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or Consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1(a) on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. The provisions of this Section 5.7 shall apply only to Section 16 Persons. Unless a Grantee who is a Section 16 Person could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require such Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Share Units, the satisfaction of any requirements or goals with respect to Performance Share Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Shares, or the lapse or waiver of restrictions with respect to Other Share-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Share Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Share Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option. Any Option designated as an Incentive Share Option:

(a) shall be granted only to an employee of the Company or a Subsidiary;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns Shares (including Shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Share Options (whether granted under the Plan or any other share option plan of the Grantee’s employer or any parent or Subsidiary (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds US$100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Share Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Share Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Share Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Share Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Share Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Share Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Share Option), take any action necessary to prevent such Option from being treated as an Incentive Share Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Shares owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002 if applicable), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Share Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreement. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of an SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.

Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates (if any) for any Restricted Shares (x) shall be held (together with a share transfer power executed in blank by the Grantee) in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates (if any) for such shares to be delivered without such legend.

Article 9.

Performance Share Units and Performance Shares

9.1 Grant of Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Share Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Share Units and Performance Shares.

(a) After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. In determining the actual amount of an individual Grantee’s performance compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the performance compensation Award earned during the Performance Period through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of performance compensation Awards for a Performance Period if the performance goals for such Performance Period have not been attained; or (B) increase a performance compensation Award above the applicable overall share issuance limitations set forth in this Plan.

(b) The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria or any combination thereof: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) share price or performance; (viii) total shareholder return (share price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) employee retention; (xx) safety standards; (xxi) productivity measures; (xxii) cost reduction measures; and/or (xxiii) strategic plan development and implementation.

(c) At the discretion of the Committee, the settlement of Performance Share Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

(d) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

(e) At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares issuable in connection with vested Performance Shares which have been earned, but not yet issued to the Grantee.

Article 10.

Deferred Shares and Restricted Share Units

10.1 Grant of Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Shares and/or Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

10.2 Vesting and Delivery.

(a) Deferred Shares. Delivery of Shares subject to a Deferred Shares grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Shares. An Award of Deferred Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Shares remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

(b) Restricted Share Units. Delivery of Shares subject to a grant of Restricted Share Units will occur upon the expiration of the period during which the Restricted Share Units are subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Share Units remains subject to a substantial risk of forfeiture, such Restricted Share Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units. A Grantee awarded Deferred Shares or Restricted Share Units will have no voting rights with respect to such Deferred Shares or Restricted Share Units prior to the delivery of Shares in settlement of such Deferred Shares and/or Restricted Share Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Shares and/or Restricted Share Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Shares or Restricted Share Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Shares or Restricted Share Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Share-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares issued pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of US$1,000,000 in a single calendar year.

Article 15.

Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.

Compliance with Code Section 409A

The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and each applicable Award Agreement as the Committee determines necessary or appropriate to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

Article 17.

Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes under any Applicable Law are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of taxes under Applicable Law, including without limitation United States federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee shall provide that the amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the maximum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.

Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Law, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates (if any) for Shares issued under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates (if any) to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to provide in any Award Agreement that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by Applicable Law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; breach of applicable non-competition, non-solicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or a Subsidiary, or otherwise detrimental to the business, reputation or interests of the Company and/or a Subsidiary; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan is governed by and construed in accordance with, the laws of Delaware. The courts of New York and the courts of appeal from them shall have non-exclusive jurisdiction to determine any disputes which may arise out of or in connection with this Plan, accordingly, any legal action or proceedings arising out of or in connection with this Plan may be brought in those courts, but without prejudice to the right of the Company or any Grantee to bring proceedings in any other appropriate jurisdiction.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a Consultant to or Non-Employee Director of the Company or any Subsidiary.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, (b) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”, and (c) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.14 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.15 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.16 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.17 Shareholder Approval. The Plan is expressly conditioned upon approval by the Company’s shareholders. In the event that the Company’s shareholders do not approve the Plan, the Plan shall be void and any Awards granted prior to the date of shareholder approval shall be automatically cancelled and of no effect. All Incentive Share Options granted on or after the date the Board adopts the Plan and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.

18.18 Forfeiture of Shares. Any forfeiture of Shares described in this Plan will take effect as a surrender for no consideration of such Shares as a matter of Delaware law.

18.19 Share Issuances. The allotment and issuance of Shares pursuant to the terms of this Plan following the exercise of an Option shall be subject to the Amended and Restated Memorandum and Articles of Association of the Company. Shares shall not in fact be allotted and issued (or repurchased or forfeited) until the time at which the Grantee’s name (and number of Shares to be allotted and issued) is entered on the Company’s Register of Members (or the existing entry is updated to reflect the repurchase or forfeiture) (the register being prima facie evidence of legal title to Shares).

18.20 No Dividends on Unvested Awards. Notwithstanding anything in this Plan to the contrary, in no event shall the Board or the Committee approve the payment of any dividend by the Company on unvested Awards.

SCAN TO VIEW MATERIALS & VOTE

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T00285-P51805

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ERNEXA THERAPEUTICS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. James Bristol	☐	☐
1b. Peter Cicala	☐	☐
1c. Sanjeev Luther	☐	☐
1d. Elena Ratner	☐	☐
1e. William Wexler	☐	☐

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T00286-P51805

ERNEXA THERAPEUTICS INC.
Annual Meeting of Stockholders
July 1, 2026 11:00 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Sanjeev Luther and Sandra Gurrola, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of Ernexa Therapeutics Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on July 1, 2026, at the virtual-only meeting at www.virtualshareholdermeeting.com/ERNA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side